                            SHAW INTERNATIONAL, INC
                         (A Development Stage Company)
                           Weighted Average Analysis
----------------------------------------------------------------------------

                                   Cumulative
                     Common        Common         Days     Weighted
                     Shares        Shares                  Average

2000
-----
          1-Jan-00                  5,230,000      366     5,230,000
         25-Sep-00   6,000,000      6,000,000       98     1,606,557
                    ------------------------------------------------

Shares Issued '00    6,000,000
                     ==========
Cumulative Shares '00               11,230,000
                                    ===========
Weighted Average Number of Common Shares Outstanding       6,836,557
                                                            =========
         Earning (Loss) Available to Common Stockholders               (10,019)
                                                                      --------
              Basic Earnings (Loss) Per Share                         (0.0015)
                                                                      ========
------------------------------------------------------------------------------
                                   Cumulative
                     Common        Common         Days     Weighted
                     Shares        Shares                  Average

1999
-----
         19-Jan-99                  5,000,000       347     5,000,000
         7-Apr-99      230,000      6,000,000       269       178,300
                    ------------------------------------------------

Shares Issued '99      230,000
                     ==========
Cumulative Shares '99                 5,230,000
                                    ===========
Weighted Average Number of Common Shares Outstanding        5,178,300
                                                            =========
         Earning (Loss) Available to Common Stockholders              (13,807)
                                                                      --------
              Basic Earnings (Loss) Per Share                         (0.0027)
                                                                      ========
------------------------------------------------------------------------------

NOTE :     EARNING PER SHARE = EARNING (LOSS) AVAILABLE TO COMMON STOCKHOLDERS
/ WEIGHTED
                                        F7

                            SHAW INTERNATIONAL, INC
                         (A Development Stage Company)
                              Weighted Average Analysis
----------------------------------------------------------------------------

                                   Cumulative
                     Common        Common         Days     Weighted
                     Shares        Shares                  Average

2000
-----
          1-Jan-00                  5,230,000      268     3,829,617
         25-Sep-00   6,000,000     11,230,000       98     3,006.940
                    ------------------------------------------------

Shares Issued '00    6,000,000
                     ==========
Cumulative Shares '00               16,460,000     366
                                    ===========
Weighted Average Number of Common Shares Outstanding       6,836,557
                                                            =========
         Earning (Loss) Available to Common Stockholders              (10,019)
                                                                      --------
              Basic Earnings (Loss) Per Share                         (0.0015)
                                                                      ========
------------------------------------------------------------------------------
                                   Cumulative
                     Common        Common         Days     Weighted
                     Shares        Shares                  Average

1999
-----
         19-Jan-99                  5,000,000        78     1,123,919
         7-Apr-99      230,000      5,230,000       269     4,054,380
                    ------------------------------------------------

Shares Issued '99      230,000
                     ==========
Cumulative Shares '99                10,230,000     347
                                    ===========
Weighted Average Number of Common Shares Outstanding        5,178,300
                                                            =========
         Earning (Loss) Available to Common Stockholders              (13,807)
                                                                       --------
              Basic Earnings (Loss) Per Share                         (0.0027)
                                                                      ========
------------------------------------------------------------------------------

NOTE :     EARNING PER SHARE = EARNING (LOSS) AVAILABLE TO COMMON STOCKHOLDERS
/ WEIGHTED